EXHIBIT 10.5

CONSENT

This CONSENT (this “Consent”) is entered into this 10th day of August, 2009, by and between Silicon Valley Bank (“Bank”) and Salary.com, Inc., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into a certain Loan and Security Agreement dated as of August 10, 2006, as affected by a certain Waiver Agreement dated as of June 8, 2008, as amended by a certain First Loan Modification Agreement dated as of August 8, 2008, as amended by a certain Second Loan Modification Agreement dated as of September 17, 2008, as further amended by a certain Third Loan Modification Agreement dated as of October 8, 2008, as further amended by a certain Fourth Loan Modification Agreement dated as of March 16, 2009, and as further amended by a certain Fifth Loan Modification Agreement dated as of June 29, 2009 (as has been and as may be further amended from time to time, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.    Borrower has requested that Bank agree to (i) exclude certain stock repurchases from the definition of Adjusted EBITDA for purposes of calculating Borrower’s Adjusted EBITDA as of the three-month periods ending June 30, 2009, July 31, 2009 and August 31, 2009, and (ii) increase the basket for stock repurchases in Section 7.7 of the Loan Agreement.

C.    Bank has agreed to so consent to the requested actions, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions.  Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement.

2.    Consent.

2.1    Adjusted EBITDA.  Bank and Borrower hereby agree that, for purposes of determining Borrower’s Adjusted EBITDA as of the three-month periods ending June 30, 2009, July 31, 2009 and August 31, 2009, Adjusted EBITDA shall exclude stock repurchases made during June 2009 of up to Three Hundred Thousand Dollars ($300,000.00).

2.2    Stock Repurchases.  Borrower and Bank hereby agree that Section 7.7 of the Loan Agreement shall be amended by deleting “Two Million Two

Hundred Fifty Thousand Dollars ($2,250,000.00)” and inserting in lieu thereof “Two Million Four Hundred Fifty Thousand Dollars ($2,450,000.00)”.

3.    Representations and Warranties.  To induce Bank to enter into this Consent, Borrower hereby represents and warrants to Bank as follows:

3.1    Immediately after giving effect to this Consent (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2    Borrower has the power and due authority to execute and deliver this Consent; and

3.3    The organizational documents of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

4.    Integration.  This Consent and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Consent and the Loan Documents merge into this Consent and the Loan Documents.

5.    Prior Agreement.  The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Consent is not a novation and the terms and conditions of this Consent shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Consent and the terms of such documents, the terms of this Consent shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6.    Counterparts.  This Consent may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness.  This Consent shall be deemed effective upon the due execution and delivery to Bank of this Consent by each party hereto.

8.    Fees and Expenses.  As required by the Loan Agreement, Borrower shall reimburse Bank for the reasonable legal fees and expenses incurred in connection with the preparation and execution of this Consent and the contemplated herein.

9.    Governing Law.  This Consent and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		SALARY.COM, INC.

By:	/s/ Larisa B. Chilton	By:	/s/ Bryce A. Chicoyne
Name:	Larisa B. Chilton	Name:	Bryce A. Chicoyne
Title:	Vice-President	Title:	CFO

The undersigned, SALARY.COM SECURITIES CORPORATION (“Salary.com Securities Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unconditional Guaranty (the “Guaranty”) dated as of October 8, 2008, executed and delivered by Salary.com Securities Guarantor, pursuant to which Salary.com Securities Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank, and (b) a certain Security Agreement (the “Security Agreement”) dated as of October 8, 2008, between Salary.com Securities Guarantor and Bank, pursuant to which Salary.com Securities Guarantor granted Bank a continuing first priority security interest in the Collateral (as the term is defined therein) to secure the payment and performance of the Obligations under the Guaranty in accordance with the terms of the Security Agreement. In addition, Salary.com Securities Guarantor acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Consent, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SALARY.COM SECURITIES CORPORATION

By:	/s/ Bryce A. Chicoyne
Name:	Bryce A. Chicoyne
Title:	Treasurer

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The undersigned, SALARY.COM JAMAICA LIMITED (“Salary.com Jamaica Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty (the “Guaranty”) dated as of December 19, 2008, executed and delivered by Salary.com Jamaica Guarantor, pursuant to which Salary.com Jamaica Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank. In addition, Salary.com Jamaica Guarantor acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Consent, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SALARY.COM JAMAICA LIMITED

By:	/s/ Nicholas Camelio
Name:	Nicholas Camelio
Title:	Secretary

The undersigned, GENESYS SOFTWARE SYSTEMS, INC. (“Genesys Software Systems Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unconditional Guaranty (the “Guaranty”) dated as of March 16, 2009, executed and delivered by Genesys Software Systems Guarantor, pursuant to which Genesys Software Systems Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank, and (b) a certain Security Agreement (the “Security Agreement”) dated March 16, 2009, between Borrower and Bank, pursuant to which Genesys Software Systems Guarantor granted Bank a continuing first priority security interest in the Collateral (as the term is defined therein) to secure the payment and performance of the Obligations under the Guaranty in accordance with the terms of the Security Agreement. In addition, Genesys Software Systems Guarantor acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Consent, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GENESYS SOFTWARE SYSTEMS, INC.

By:	/s/ Bryce A. Chicoyne
Name:	Bryce A. Chicoyne
Title:	Treasurer